UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 25, 2002

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On October 25, 2002, Peoples Energy Corporation issued a press release announcing financial results for the fiscal year end 2002 and reaffirmed its earnings guidance for the fiscal year 2003, a copy of which is attached to this Form 8-K as Exhibit 99A.

Also on October 25, 2002, Peoples Energy Corporation held a conference call to discuss fiscal year end 2002 results and its growth targets for fiscal 2003. The conference call was held after the release of the company's fiscal year end results and can be accessed by the public via telephone and via internet through the company's website at www.peoplesenergy.com. A copy of the conference call script and the response of Mr. Thomas Patrick, Chairman, President and Chief Executive Officer of Peoples Energy Corporation, is attached to this Form 8-K as Exhibit 99B.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99A	Press release issued October 25, 2002.

99B	Script from conference call held October 25, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

October 25, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99A	Press release issued October 25, 2002.

99B	Script from conference call held October 25, 2002.